Exhibit 10.1

OMEGA HEALTHCARE INVESTORS, INC.

DEFERRED STOCK PLAN

TABLE OF CONTENTS

OMEGA HEALTHCARE INVESTORS, INC. DEFERRED STOCK PLAN

i

OMEGA HEALTHCARE INVESTORS, INC.
DEFERRED STOCK PLAN

1.              BACKGROUND AND INTERPRETATION

(a)           Background and ERISA.  This document constitutes an amendment and restatement of the Plan.  The Plan has been amended and restated primarily to allow participation by officers and to add ERISA claims procedures that shall apply to claims by employees.  For purposes of ERISA, the Plan shall be deemed to constitute two separate plans, one of which applies to directors of the Company and is wholly exempt from ERISA, and one of which applies to officers of the Company and is an unfunded plan maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees pursuant to Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

(b)           Section 409A.  The Plan is intended to comply with Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A.”)  Therefore, all provisions of the Plan and any deferral agreements under or subject to the Plan shall be interpreted consistently with this intent.  To that end, all provisions of the Plan and the deferral agreements shall be subject to the requirements of Section 409A, and to the extent permissible under Section 409A, any provisions that are inconsistent with such requirements shall be deemed to be excised and inoperable.

2.	ELIGIBILITY

Directors of the Company who are not employees of the Company are eligible to participate in the Plan.  In addition, effective October 16, 2012, officers of the Company shall be eligible to participate.

3.	DEFERRAL ELECTIONS

Each Participant may elect, in the manner prescribed herein, to defer receipt of any Stock Grant, and if desired, the Dividend Equivalents attributable to the deferred Stock Grant, unless otherwise determined by the Committee.

4.	TIMING OF ELECTIONS

(a)           First Year of Eligibility.  Each Participant may elect, within thirty (30) days after the later of the Effective Date or the date the Participant first becomes eligible to participate in the Plan, to defer receipt of any Stock Grant that is made after the date of the election and represents compensation for services rendered by the Participant after the election.

(b)           Initial Deferral Election with respect to Forfeitable Rights.  Each Participant may elect to defer receipt of any Stock Grant, the terms of which require the Participant to continue to provide services to the Company for at least twelve (12) months from the date of grant to avoid forfeiture, if the election is made within thirty (30) days of the date of grant. For purposes of this Subsection (b), a Stock Grant will not be treated as failing to require the Participant to perform services for at least twelve (12) months from the date of grant merely because the risk of forfeiture lapses upon the Participant’s death or Disability, or a Change in Control, provided that if the Participant’s death or Disability or a Change in Control occurs and the risk of forfeiture lapses within such twelve (12) month period, the deferral election will be given effect only if it is permitted under this Section without regard to this Subsection.

(c)           Initial Deferral Election with respect to Performance-Based Compensation.  Each Participant may elect to defer receipt of any Performance-Based Stock Grant within six (6) months before the end of the applicable performance period, provided that the Participant continuously performs services for the Company from the later of the beginning of the performance period or the date the performance criteria are established through the date an election is made under this Subsection, provided that no such election may be made after the compensation underlying the Performance-Based Stock Grant has become readily ascertainable.

(d)           Initial Deferral Election with respect to Short-Term Deferrals.  Each Participant may elect to defer receipt of any Stock Grant that, absent the deferral election, would be treated as a “short-term deferral” within the meaning of Treas. Reg. Section 1.409A-1, in accordance with the requirements of Section 5(e) below, applied as if the Stock Grant were a deferral of compensation and the scheduled payment date were the date the risk of forfeiture lapses; provided, however, that such election may require payment upon a Change in Control without regard to the five-year additional deferral requirement in Section 5(e).

(e)           General Rule.  Except as otherwise provided in this Section, each Participant may elect to defer receipt of any Stock Grant that represents compensation for services for a calendar year only if the election is made not later than the last day of the immediately preceding calendar year.

(f)            Standing Election.  Notwithstanding any other provision hereof, the Committee may provide that a deferral election made in a given year will apply also to future Stock Grants made in future years, unless and until the Participant revokes or modifies the deferral election.  In such case, the Participant must submit a written modification or revocation in such form as the Committee may require before the latest permissible date for making a deferral election in accordance with the other subsections of this Section.

(g)           Subsequent Changes in Deferral Elections.  Once a Participant makes a deferral election, the Participant may change his deferral election at any time before the last permissible date for making a deferral election as set forth above in this Section.

(h)           Dividend Equivalents.  The Committee shall specify in the applicable Agreement when Dividend Equivalents will be paid, which may be at the same date the Shares subject to the deferred Stock Grant are issued or may be subject to an election by the Participant subject to the same timing rules as apply in this Section, to the extent provided in the applicable Agreement.

(i)            Other Restrictions.  The Committee may provide other restrictions on the timing or revocation of deferral elections, and all such elections will be limited as the Committee may provide in the applicable Agreement.

5.	TERMS AND CONDITIONS OF DEFERRED STOCK GRANTS

(a)           Terms of Deferred Stock Grants and Dividend Equivalent Rights.  The Committee shall have the sole authority and discretion in determining the terms and conditions with respect to each deferred Stock Grant and Dividend Equivalents, which shall be reflected in the applicable Agreement.

(b)           Deferred Stock Grants.  The Committee may provide in the applicable Agreement that all or a portion of the deferred Stock Grant will be forfeited under specified terms and conditions.

(c)           Dividend Equivalents.  Stock Grants that are deferred shall accrue Dividend Equivalents, unless otherwise determined by the Committee.  The Committee may provide in the applicable Agreement that all or a portion of the Dividend Equivalents will be forfeited under specified terms and conditions.  The Committee may specify, or allow the Participant to specify, in the applicable Agreement that Dividend Equivalents will be paid when earned, that Dividend Equivalents will earn interest at a specified interest rate and paid at a date or event specified, or converted into the right to receive Shares at a specified date or event under a specified conversion formula.

(d)           Manner of Deferral Election and Timing of Payment.  A Participant may elect to defer receipt of a Stock Grant and Dividend Equivalents by entering into an Agreement provided by the Company for this purpose which shall contain such terms and conditions as may be established by the Committee.  If a Participant makes a deferral election, the issuance of Shares and Dividend Equivalents shall be delayed until the date or event specified in the Agreement at the date the Participant’s deferral election in Section 3 is made.  Except as otherwise provided in an Agreement, Shares attributable to a Stock Grant that is deferred shall be issued, and Dividend Equivalents that are deferred will be paid only upon an event or date set forth below:

(i)           a specified date;

(ii)          the date of the Participant’s Separation from Service if the Participant is not a Specified Employee;

(iii)         six (6) months after the date of the Participant’s Separation from Service if the Participant is a Specified Employee;

(iv)         the date of the Participant’s death;

(v)          the date the Participant becomes subject to a Disability;

(vi)         the date of a Change in Control; or

(vii)        the date the Participant is subject to an Unforeseeable Emergency;

provided, however, that such further terms, conditions, and restrictions as set forth in the applicable Agreement shall apply.

(e)           Subsequent Changes in Time of Payment.  If a Participant is permitted to elect the timing of payment pursuant to subsection (d), the Participant may change the timing of payment of Stock Grants and Dividend Equivalents at any time before the last permissible date for making a deferral election as to such Stock Grants and Dividend Equivalents as set forth in Section 3, or if after such last permissible date, only in accordance with the following rules:

(i)            the election shall not take effect until at least twelve (12) months after the date on which the election is made;

(ii)           in the case of an election related to a payment that is not on account of the Participant’s Disability or death, or the occurrence of an Unforeseeable Emergency, the payment with respect to which the election is made must be deferred for a period of at least five (5) years from the date that such payment would have been made; and

(iii)          any election related to a payment to be paid at a specified time or pursuant to a fixed schedule must be made at least twelve (12) months before the date the payment was previously scheduled to be paid.

(f)           Non-Transferability.  The rights and interests of a Participant in respect of the deferred Stock Grant and Dividend Equivalents shall not be transferable or assignable other than by will or the laws of succession to the legal representative of the Participant; provided, however, that the Committee may allow a Participant to designate a person to receive the benefits payable under the Plan on the Participant’s death or alter or revoke such designation from time to time, subject to the provisions of any applicable law.

(g)           Deferred Stock Grants are not Shares.  Deferred Stock Grants are not Shares, and do not entitle any Participant to the exercise of voting rights, the receipt of dividends, or the exercise of any other rights attaching to ownership of Shares.

6.	SOURCE OF SHARES UNDER PLAN

No Shares are reserved for issuance under the Plan.  The Plan is merely a vehicle under which Stock Grants that are made by the Company can be deferred.  Sources of Stock Grants may include, but not be limited to, the Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan.

7.	CHANGE IN CAPITALIZATION

(a)           The number and kind of Shares shall be proportionately adjusted for any nonreciprocal transaction between the Company and holders of capital stock of the Company that causes the per share value of the Shares underlying the Stock Grants to change, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, non-recurring cash dividend (each, an “Equity Restructuring”).

(b)           In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or other reorganization of the Company, that in each case is not an Equity Restructuring, the Committee shall take such action and make such adjustments with respect to the Shares or the terms of this Plan as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Plan, or substituting cash, other securities, or other property to replace the award payable under the Plan, or terminating awards under the Plan in exchange for their cash value (as determined by the Committee).

(c)           All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Participant.  Any action taken by the Committee need not treat all Participants under the Plan equally.

(d)           The existence of the Plan and any deferred Stock Grants and Dividend Equivalents thereunder shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

8.	ADMINISTRATION

The Committee shall administer the Plan in accordance with its terms. The Committee may, subject to the terms of the Plan, delegate duties relating to the administration of the Plan and will determine the scope of such delegation. Any decision made by the Committee in carrying out its responsibilities with respect to the administration of the Plan will be final and binding on the Participants.

In addition to the other powers granted to the Committee under the Plan and subject to the terms of the Plan, the Committee will have full and complete authority to interpret the Plan. The Committee may from time to time prescribe such rules and regulations and make all determinations necessary or desirable for the administration of the Plan.  Any such interpretation, rule, determination or other act of the Committee will be conclusively binding upon all persons, including the Participants and their legal representatives and beneficiaries.  Notwithstanding the foregoing, the Committee shall not make any determinations as to whether a Participant is subject to a Disability.

No member of the Committee will be liable for any action or determination made in good faith pursuant to the Plan. To the full extent permitted by law, the Company will indemnify and save harmless each person made, or threatened to be made, a party to any action or proceeding by reason of the fact that such person is or was a member of the Committee or is or was a member of the Committee and, as such, is or was required or entitled to take action pursuant to the terms of the Plan.

9.	UNFUNDED PLAN

The Plan is unfunded.  The Company’s obligations hereunder will constitute general, unsecured obligations, payable solely out of its general assets, and no Participant or other person has any right to any specific assets of the Company.  The Company will not segregate any assets for the purpose of funding its obligations with respect to Shares credited hereunder.  The Company will not be deemed to be a trustee of any amounts to be distributed or paid pursuant to the Plan.  No liability or obligation of the Company pursuant to the Plan will be deemed to be secured by any pledge of, or encumbrance on, any property of the Company.

10.	PARTICIPATION VOLUNTARY

Participation in the Plan by Participants is voluntary.  The issuance of Agreements under the Plan will not be construed as giving a Participant any right to continue in the service of the Company or any of its Affiliates.  Participation in the Plan by any Participant will constitute acceptance of the terms and conditions of the Plan by the Participant and as to the Participant’s agreement to be bound thereby.

11.	AMENDMENT AND TERMINATION

The Board of Directors may from time to time amend, suspend or terminate the Plan in whole or in part.  No amendment or termination of the Plan will take away any rights that the Participant has under the terms of any applicable Agreement.

12.	GOVERNING LAW

The Plan will be governed by the laws of the State of Maryland, to the extent not pre-empted by Federal law, without reference to principles of conflicts of laws.

13.	DEFINITIONS

For purposes of the Plan, the terms contained in this Plan have the following meanings.

(a)           “Affiliate” means:

(i)            any Subsidiary or Parent;

(ii)           any entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Committee; or

(iii)          any entity in which the Company has such a significant interest that the Company determines it should be deemed an “Affiliate,” as determined in the sole discretion of the Committee.

(b)           “Agreement” means an agreement approved by the Committee which sets forth the terms and conditions of the Participant’s deferred Stock Grant and Dividend Equivalents.

(c)           “Board of Directors” means the board of directors of the Company.

(d)           “Change in Control” means a “change in the ownership of the corporation, a change in the effective control of the corporation, or a change in the ownership of a substantial portion of the assets of the corporation,” in each case within the meaning of Treas. Reg. Section 1.409A-3; provided that the term “corporation” in this definition shall refer to the Company.

(e)           “Committee” means the Compensation Committee of the Board of Directors.

(f)           “Company” means Omega Healthcare Investors, Inc., a Maryland corporation.

(g)           “Common Stock” means the Company’s common stock.

(h)           “Disability” means any condition that constitutes a “disability” under Treas. Reg. Section 1.409A-3; provided, however, that the determination of whether a Participant is subject to a Disability shall not be made by the Plan, the Company or the Committee but shall be made (i) by the Social Security Administration, (ii) in accordance with the requirements of the Company’s long-term disability insurance plan (provided that the definition of disability applied complies with the requirements of this definition), (iii) by a qualified physician that is acceptable to the Committee, or (iv) by any other qualified party that is independent of the Plan, the Company and the Committee and that is acceptable to the Committee.

(i)           “Dividend Equivalents” means an amount equal to the dividends per Share payable to shareholders of record on or after the date of grant of the deferred Stock Grant through the day before the date the Shares attributable to the deferred Stock Grant are issued.

(j)           “Effective Date” means January 20, 2009.

(k)           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations issued thereunder.

(l)           “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A “Parent” may include any entity other than a corporation to the extent permissible under Section 424(e) of the Internal Revenue Code or regulations and rulings thereunder.

(m)           “Participant” means any individual who participates in the Plan pursuant to Section 1.

(n)           “Performance-Based Stock Grant” means a Stock Grant, the entitlement to which is contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months.  Organizational or individual performance criteria are considered preestablished if established in writing within ninety (90) days after the commencement of the period of service to which the criteria relates, provided that the outcome is substantially uncertain at the time the criteria are established.  Compensation may be performance-based compensation if the amount will be paid regardless of satisfaction of the performance criteria due to the Participant’s death or Disability, or a Change in Control, provided that payment made under such circumstances without regard to the satisfaction of the performance criteria will not constitute a Performance-Based Stock Grant.

(o)           “Plan” means the Omega Healthcare Investors, Inc. Deferred Stock Plan, as it may be amended from time to time.

(p)           “Separation from Service” means a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1.

(q)           “Share” means a share of Common Stock.

(r)           “Specified Employee” means a “specified employee” within the meaning of Treas. Reg. Section 1.409A-1.

(s)           “Stock Grant” means a grant of Shares or the grant of the right to receive Shares in the future, whether contingent or absolute.

(t)           “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.  A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Section 424(f) of the Internal Revenue Code or regulations and rulings thereunder.

(u)           “Unforeseeable Emergency” means an “unforeseeable emergency” within the meaning of Treas. Reg. Section 1.409A-3.

14.           CLAIMS PROCEDURES FOR EMPLOYEES

This Section applies only to Participants who are employees of the Company, former employees of the Company who are Participants as a result of having been employed as executive officers of the Company, beneficiaries of either of the foregoing categories of Participants, or any other person entitled to file a claim under the Plan pursuant to ERISA, but shall not apply to Participants who are directors of the Company, former directors of the Company who are Participants as a result of having been directors of the Company, or beneficiaries of either of the foregoing categories of Participants.

(a)           Notice of Denial.  If a Participant (or other person entitled to file a claim for benefits under ERISA) (a “claimant”) is denied a claim for benefits under the Plan, the Committee shall provide to the claimant written notice of the denial within ninety (90) days after the Committee receives the claim, unless special circumstances require an extension of time for processing the claim.  If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period.  In no event shall the extension exceed a period of ninety (90) days  from the end of such initial period.  Any extension notice shall indicate the special circumstances requiring the extension of time, the date by which the Committee expects to render the final decision, the standards on which entitlement to benefits are based, the unresolved issues that prevent a decision on the claim and the additional information needed to resolve those issues.

(b)           Contents of Notice of Denial.  If a claimant is denied a claim for benefits under a Plan, the Committee shall provide to such claimant written notice of the denial which shall set forth, in language calculated to be understood by the claimant:

(i)             the specific reasons for the denial;

(ii)           specific references to the pertinent provisions of the Plan on which the denial is based;

(iii)          a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(iv)          an explanation of the Plan’s claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

(c)           Right to Review.  After receiving written notice of the denial of a claim, a claimant or his representative shall be entitled to:

(i)             request a full and fair review of the denial of the claim by written application to the Committee;

(ii)            request, free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim;

(iii)          submit written comments, documents, records, and other information relating to the denied claim to the Committee; and

(iv)          a review that takes into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

(d)           Application for Review.  If a claimant wishes a review of the decision denying his claim to benefits under the Plan, he must submit the written application to the Committee within sixty (60) days after receiving written notice of the denial.

(e)           Hearing.  Upon receiving such written application for review, the Committee or Appeals Fiduciary, as applicable, may schedule a hearing for purposes of reviewing the claimant’s claim, which hearing shall take place not more than thirty (30) days from the date on which the Committee received such written application for review.

(f)           Notice of Hearing.  At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of such scheduled hearing.  The claimant or his representative, if any, may request that the hearing be rescheduled, for his convenience, on another reasonable date or at another reasonable time or place.

(g)           Counsel.  All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

(h)           Decision on Review.  No later than sixty (60) days following the receipt of the written application for review, the Committee shall submit its decision on the review in writing to the claimant involved and to his representative, if any, unless the Committee determines that special circumstances (such as the need to hold a hearing) require an extension of time, to a day no later than one hundred twenty (120) days after the date of receipt of the written application for review.  If the Committee determines that the extension of time is required, the Committee shall furnish to the claimant written notice of the extension before the expiration of the initial sixty (60) day period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render its decision on review.  In the case of a decision adverse to the claimant, the Committee shall provide to the claimant written notice of the denial which shall include:

(i)             the specific reasons for the decision;

(ii)           specific references to the pertinent provisions of the Plan on which the decision is based;

(iii)          a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits; and

(iv)          an explanation of the Plan’s claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant’s right to bring an action under Section 502(a) of ERISA following the denial of the claim upon review.

IN WITNESS WHEREOF, the Company has adopted the Plan, as amended and restated herein, effective October 16, 2012.

OMEGA HEALTHCARE INVESTORS, INC.

By:

Title:

FOR EXECUTIVE OFFICER

GRANTS

DEFERRED ___________ RESTRICTED STOCK UNIT AGREEMENT

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

2004 STOCK INCENTIVE PLAN

THIS AGREEMENT (this “Agreement”) is made as of                           , 20             (the “Effective Date”), by Omega Healthcare Investors, Inc. (the “Company”) and                                                               (the “Officer”).

This Agreement includes the Terms and Conditions, which are part of this Agreement.

A.	Effect of Agreement: This Agreement relates to the grants of restricted stock units specified in paragraph D below.

This election will be given effect only to the extent that the compensation to be deferred satisfies the requirements under Treas. Reg. Section 1.409A- .

If the Officer wishes to revoke or modify this election, he may submit a written election to do so to the Company’s Chief Financial Officer by , 20 , .

B.	“Plan”: (under which the “Shares” (as defined below) will be issued) Omega Healthcare Investors, Inc. Plan.

C.	“Deferred Stock Plan”: Omega Healthcare Investors, Inc. Deferred Stock Plan, to which this Agreement is also subject.

D.	“Stock Units”: This Agreement relates to the grants of ___________ restricted stock units with respect to the Company’s common stock specified below. (You must check the box(es) that apply):

[ ]   ____________________________________________________________________________________________________________________.

[ ]   ____________________________________________________________________________________________________________________.

In lieu of receiving payment for such Stock Units according to the terms of the applicable original agreement providing for such grants (the “Original Agreement”), the Officer will be credited on the date that payment would otherwise have been made under the Original Agreement (the “Original Payment Date”) with a number of Stock Units that is equal to the number of Shares that would otherwise have been paid to the Officer as of such date (the “Applicable Payment Date”).  The number of Stock Units will be increased by the number of Stock Units attributable to the Converted Dividend Equivalents if the Officer elects paragraph E.1. below.  Each Stock Unit represents the Company’s unsecured obligation to issue one share of Stock and the related Deferred Dividend Equivalents or Current Dividend Equivalents (if selected in paragraph E) in accordance with this Agreement.  The shares of Stock represented by the Stock Units shall be referred to as the “Shares.”

E.
“Dividend Equivalents”:  Each Stock Unit shall accrue an amount equal to the dividends per share payable on Common Stock to shareholders of record in accordance with the terms of the Original Agreement through the Original Payment Date and thereafter through the day before the date the Shares are issued.

(2)

You must check either paragraph 1, 2 or 3 below:

1.	[ ]
“Converted Dividend Equivalents”:  The Dividend Equivalents will be converted into a number of Stock Units equal to (a) the amount of the Dividend Equivalents that are accrued under the Original Agreement as of the date that payment would otherwise have been made under the Original Agreement, divided by the closing price per share of Stock on such date, plus (b) the amount of the Dividend Equivalents that are accrued thereafter as of each dividend payment date, divided by the closing price per share of Stock on such date.  Such Stock Units shall also accrue future Dividend Equivalents that shall be converted into Stock Units in accordance with the preceding formula in subparagraph (b).  The Stock Units under this paragraph shall be paid on the date the Shares are payable to the Officer; or

2.	[ ]
“Deferred Dividend Equivalents”:  The Dividend Equivalents shall be paid to the Officer, with interest accrued on a quarterly basis from the Original Payment Date at a rate equal to the Company’s average borrowing rate for the preceding calendar quarter, as determined in the sole discretion of the Committee, on the date the Shares are payable to the Officer; or

3.	[ ]
“Current Dividend Equivalents”:  The Dividend Equivalents that are accrued as of the Original Payment Date shall be paid to the Officer on the Original Payment Date and the Dividend Equivalents thereafter will be paid on the same date that the dividends per share are paid to shareholders.

(3)

F.
“Deferral Period”:  The Officer has elected to defer receipt of the Shares (and Converted Dividend Equivalents or Deferred Dividend Equivalents if paragraph E.1. or E.2. was elected) until the dates or events set forth below:

You must complete either paragraph 1 or 2 below, but you may complete other paragraphs as well.

1.	If you complete this paragraph 1, you must complete A or B below:

A.	[ ] in one lump sum in the month of ___________, 20___ (specify month and year); or

B.
  [ ]     in annual ratable installments over __ calendar years (specify number of calendar years) with the first payment being made in the month of ___________, 20___ (specify month and year) and each subsequent payment being made in the month of _________ (specify month) of each calendar year thereafter.

2.	If you complete this paragraph 2, you must check A or B below, but not both:

A.	[ ] upon the date that is six(6) months following the Officer’s Separation from Service; or

B.
      [ ]     in the month of _____________ (specify month) of the __________ (specify number, first, second, etc.) calendar year following the calendar year of the Officer’s Separation from Service (but not earlier than six (6) months following the Officer’s Separation from Service.

The balance in paragraph 2A or 2B will be paid (check (i) or (ii) but not both):

(i)	[ ] in one lump sum; or

(4)

(ii)
[ ]  in annual ratable installments over __ calendar years (specify number of calendar years), with each payment after the first payment being made in the month of ____________ (specify month) of each calendar year.

3.	[ ] the earlier of paragraph 1 or 2 above.

4.	[ ] the later of paragraph 1 or 2 above.

5.	[ ] If a Change in Control occurs before the date payment is required to be made pursuant to the elections above, payment shall be made in one lump sum upon the Change in Control.

6.	[ ] If the Officer becomes subject to a Disability before the date payment is required to be made pursuant to the elections above, payment shall be made in one lump sum upon the Disability.

The Officer may elect to change the timing of payment in paragraph F only under the following conditions:

(i)	the election shall not take effect until twelve (12) months after the date the written election is submitted to the Company;

(ii)
in the case of an election related to a payment date or event other than Disability, the election must defer payment for at least five (5) years from the date payment would otherwise have been made  under this Agreement (i.e., date of lump sum or first installment payment); and

(iii)
in the case of a payment at a specified date, the election must be submitted at least twelve (12) months before the date payment (i.e. lump sum or first installment payment) was previously scheduled to be made under this Agreement.

(5)

Notwithstanding the foregoing, the Shares (and Converted Dividend Equivalents or Deferred Dividend Equivalents if paragraph E.1. or E.2. was elected) shall be payable upon the Officer’s death.

IN WITNESS WHEREOF, the Company and the Officer have executed this Agreement as of the Effective Date set forth above.

OFFICER	OMEGA HEALTHCARE INVESTORS, INC.

By:

[Signature]	Title:

(6)

TERMS AND CONDITIONS TO THE

DEFERRED ___________ RESTRICTED STOCK UNIT AGREEMENT

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

_________________________ PLAN

1.           Payment for Stock Units. The Company shall deliver a share certificate representing the number of Shares attributable to the Stock Units (and the amount of the Deferred Dividend Equivalents, if applicable) to the Officer within sixty (60) days following the date(s) specified in paragraph F.

2.           Unforeseeable Emergency. In the event of an Unforeseeable Emergency, the Officer may terminate the Deferral Period but only to the extent of the number of Shares (and Deferred Dividend Equivalents, if applicable) necessary to meet the emergency (which may include amounts necessary to pay Federal, state, local, or foreign taxes or penalties reasonably anticipated to result from the distribution), and only to the extent that the hardship is not or cannot be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Officer’s assets to the extent such liquidation would not itself cause severe financial hardship, or by cessation of future deferrals.

3.           Restrictions on Transfer of Stock Units and Shares.  Except for the transfer by bequest or inheritance, the Officer shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to any Stock Units or Shares until issued.  Any such disposition not made in accordance with this Agreement shall be deemed null and void.  Any permitted transferee under this Section shall be bound by the terms of this Agreement.

4.           Legend on Stock Certificates.  If certificates evidencing the Shares are issued, the certificates shall have noted conspicuously any legends required when applicable securities laws are otherwise determined by the Company to be appropriate, such as:

TRANSFER IS RESTRICTED

Exhibit 1

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

5.           Change in Capitalization.

(a)           The number and kind of Shares shall be proportionately adjusted for any nonreciprocal transaction between the Company and holders of capital stock of the Company that causes the per share value of the Shares underlying the Restricted Units to change, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, non-recurring cash dividend (each, an “Equity Restructuring”).

(b)           In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or other reorganization of the Company, that in each case is not an Equity Restructuring, the Committee shall take such action and make such adjustments with respect to the Shares or the terms of this Agreement as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Agreement, or substituting cash, other securities, or other property to replace the award payable under the Agreement, or terminating the Agreement in exchange for the cash value (as determined by the Committee) of the Shares (and the Deferred Dividend Equivalents, if applicable).

(c)           Notwithstanding the foregoing or any other provisions of this Agreement, if a Change in Control of the type described in Section 15(a)(i) occurs and if the Officer has not elected to end the Deferral Period as of the date of the Change in Control, the Company shall pay the Deferred Dividend Equivalents, if applicable, to the Officer within ninety (90) days following the date of the Change in Control subject to the requirements of paragraph F and Treas. Reg. Section 1.409A-2(b), and shall pay the same amount of consideration per Share attributable to the Stock Units as is paid to each holder of a share of Common Stock in connection with the Change in Control and on the same schedule and under the same terms and conditions, provided that payment must be completed within five (5) years after the Change in Control.

Exhibit 1

(d)           All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Officer. Any action taken by the Committee need not treat all recipients of awards under the Plan or the Deferred Stock Plan equally.

(e)           The existence of the Plan, the Deferred Stock Plan, and this Agreement shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

6.           Governing Laws.  This Agreement shall be construed, administered and enforced according to the laws of the State of Maryland; provided, however, no Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which the Officer resides, and/or any other applicable securities laws.

7.           Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

8.           Notice.  Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed party at the last known address of the party.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

9.           Severability.  In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

Exhibit 1

10.           Entire Agreement.  This Agreement is subject to the terms and conditions of the Plan and the Deferred Stock Plan, and in the event of a conflict, such plans shall control.  Subject to the terms and conditions of the Plan and the Deferred Stock Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter.  This Agreement supersedes any inconsistent terms of the Original Agreement.

11.           Interpretation.  Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.  This Agreement is intended to comply with Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A.”)  Therefore, all provisions of this Agreement shall be interpreted consistently with this intent.  To that end, all provisions of this Agreement shall be subject to the requirements of Section 409A, and to the extent permissible under Section 409A, any provisions that are inconsistent with such requirements shall be deemed to be excised and inoperable.

12.           Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

13.           No Right to Continued Retention.  Neither the establishment of the Plan, nor the Deferred Stock Plan, nor this Agreement shall be construed as giving the Officer the right to continued service with the Company or an Affiliate.

14.           Termination of Agreement.  The Company reserves the right to accelerate the time of payment under this Agreement pursuant to a termination and liquidation of the award under this Agreement, to the extent permitted under Treas. Reg. Section 1.409A-3, notwithstanding any election made by the Officer or any other provisions of this Agreement.

Exhibit 1

15.           Definitions.  Capitalized terms used, but not defined, in this Agreement shall be given the meaning ascribed to them in the Deferred Stock Plan, or if not defined there in the Plan.  When used in this Agreement, the following terms have the meanings set forth below:

(a)	“Change in Control” means:

(i)	“A change in the ownership of the corporation,”

(ii)	“A change in the effective control of the corporation,” or

(iii)	“A change in the ownership of a substantial portion of the assets of the corporation,”

in each case within the meaning of Treas. Reg. Section 1.409A-3; provided, however, that for purposes of determining a “substantial portion of the assets of the corporation” “eighty-five percent (85%)” shall be used instead of “forty percent (40%).”  For purposes of this subsection (a), the “corporation” refers to the Company.  Notwithstanding the foregoing, in the event of a merger, consolidation, reorganization, share exchange or other transaction as to which the holders of the capital stock of the Company before the transaction continue after the transaction to hold, directly or indirectly, shares of capital stock of the Company  (or other surviving company) representing more than fifty percent (50%) of the value or ordinary voting power to elect directors of the capital stock of the Company (or other surviving company), such transaction shall not constitute a Change in Control.

(b)	“Disability” means any condition that would constitute a “disability” under the Deferred Stock Plan.

(c)	“Separation from Service” means a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1.

(d)	“Unforeseeable Emergency” means an “unforeseeable emergency” within the meaning of Treas. Reg. Section 1.409A-3.

Exhibit 1

RE-DEFERRAL AGREEMENT FOR DEFERRED STOCK

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

________________________ PLAN

THIS AGREEMENT (this “Agreement”) is made as of _________________, 20____ (the “Effective Date”), by Omega Healthcare Investors, Inc. (the “Company”) and ____________________________________ (the “Director”).

This Agreement includes the Terms and Conditions, which are part of this Agreement.

A.
Effect of Agreement:  This Agreement relates to the quarterly grants of Stock to the Director scheduled to be made for the years 20__ through 20__ (specify years) and that were previously deferred by the Director pursuant to a Deferred Stock Agreement dated ____________, 20___ (the “Original Deferral Agreement”).

If the Director wishes to revoke or modify this election, he must submit a written election to do so to the Company’s Chief Financial Officer at least twelve (12) months before the last permissible date for making an additional deferral election pursuant to this Agreement (see paragraph F), and unless revoked or modified by that date, the election shall become irrevocable at that date.

B.	“Plan”: (under which the “Shares” (as defined below) will be issued) Omega Healthcare Investors, Inc.__________________________ Plan.

C.	“Deferred Stock Plan”: Omega Healthcare Investors, Inc. Deferred Stock Plan, to which this Agreement is also subject.

D.	“Stock Units”: This Agreement relates to the quarterly grants of Stock to the Director as specified in paragraph A above.

In lieu of receiving such quarterly Stock grants, the Director was credited on each quarterly date that the Stock grants would otherwise have been made with a number of Stock Units that is equal to the number of Shares that would otherwise have been granted to the Director as of such quarterly date (the “Applicable Quarterly Grant Date”).  The number of Stock Units was previously and will continue to be increased by the number of Stock Units attributable to the Converted Dividend Equivalents if the Director previously elected.  Each Stock Unit represents the Company’s unsecured obligation to issue one share of Stock and the related Deferred Dividend Equivalents or Current Dividend Equivalents (if the Director previously elected).  The shares of Stock represented by the Stock Units shall be referred to as the “Shares.”

E.
“Dividend Equivalents”:  Each Stock Unit shall accrue an amount equal to the dividends per share payable on Stock to shareholders of record on or after the Applicable Quarterly Grant Date and through the day before the date the Shares are issued.

Please check which form you previously elected for the Divided Equivalents to be paid pursuant to the Original Deferral Agreement (either paragraph 1, 2 or 3 below).  You cannot now change your election:

1.	[ ]
“Converted Dividend Equivalents”:  The Dividend Equivalents will be converted into a number of Stock Units equal to the amount of the Dividend Equivalents that are accrued as of the dividend payment date, divided by the closing price per share of Stock on the dividend payment date.  Such Stock Units shall also accrue future Dividend Equivalents that shall be converted into Stock Units in accordance with the preceding formula.  The Stock Units under this paragraph shall be paid on the date the Shares are payable to the Director; or

2.	[ ]
“Deferred Dividend Equivalents”:  The Dividend Equivalents shall be paid to the Director, with interest accrued on a quarterly basis at a rate equal to the Company’s average borrowing rate for the preceding calendar quarter, as determined in the sole discretion of the Committee, on the date the Shares are payable to the Director; or

3.	[ ]	“Current Dividend Equivalents”: The Dividend Equivalents shall be paid to the Director on the same date that the dividends per share are paid to shareholders.

F.
“Deferral Period”:  The Director is now electing to defer receipt of the Shares (and Converted Dividend Equivalents or Deferred Dividend Equivalents if paragraph E.1. or E.2. was elected) until the dates or events set forth below:

You must complete either paragraph 1 or 2 below, but you may complete other paragraphs as well.

1.	[ ]	If you complete this paragraph 1, you must complete A or B below:

A.	[ ]	in one lump sum in the month of ___________, 20___ (specify month and year); or

B.	[ ]
in annual ratable installments over __ calendar years (specify number of calendar years) with the first payment being made in the month of ___________, 20___ (specify month and year) and each subsequent payment being made in the month of _________ (specify month) of each calendar year thereafter.

2.	If you complete this paragraph 2, you must check A or B below, but not both:

A.	[ ]	upon the Director’s Separation from Service; or

B.	[ ]	in the month of the __________ (specify month) of the ___________ (specify number, first, second, etc.) calendar year following the calendar year of the Director’s Separation from Service.

The balance in paragraph 2A or 2B will be paid (check (i) or (ii) but not both):

(i)	[ ]	in one lump sum; or

(ii)	[ ]
in annual ratable installments over ___ calendar years (specify number of calendar years), with each payment after the first payment being made in the month of ____________ (specify month) of each calendar year.

3.	[ ]	the earlier of paragraph 1 or 2 above.

4.	[ ]	the later of paragraph 1 or 2 above.

5.	[ ]
If a Change in Control occurs before the date payment is required to be made pursuant to the elections above, payment shall be made in one lump sum upon the Change in Control (subject to five (5) year additional deferral period described below).

6.	[ ]	If the Director becomes subject to a Disability before the date payment is required to be made pursuant to the elections above, payment shall be made in one lump sum upon the Disability.

 The Director’s election made above in paragraph F to change the timing of payments that the Director previously elected in the Original Deferral Agreement is subject to the following conditions:

(iv)	the election shall not take effect until twelve (12) months after the date the written election is submitted to the Company;

(v)
in the case of an election related to a payment date or event other than Disability, the election must defer payment for at least five (5) years from the date such payment would otherwise have been made (i.e., date of lump sum or first installment payment) pursuant to the Original Deferral Agreement, and the election shall be construed and given effect in such manner to require such minimum additional deferral period; and

(vi)
in the case of a payment at a specified date, the election must be submitted at least twelve (12) months before the date payment (i.e., lump sum or first installment payment) was previously scheduled to be made.

 Further, once this Agreement becomes irrevocable, the Director may elect to change the timing of payment specified above in paragraph F only under the following conditions:

(i)	the election shall not take effect until twelve (12) months after the date the written election is submitted to the Company;

(ii)
in the case of an election related to a payment date or event other than Disability, the election must defer payment for at least five (5) years from the date payment would otherwise have been made (i.e., date of lump sum or first installment payment); and

(iii)
in the case of a payment at a specified date, the election must be submitted at least twelve (12) months before the date payment (i.e., lump sum or first installment payment) was previously scheduled to be made.

Notwithstanding the foregoing, the Shares (and Converted Dividend Equivalents or Deferred Dividend Equivalents if paragraph E.1. or E.2. was elected) shall be payable upon the Director’s death.

IN WITNESS WHEREOF, the Company and the Director have executed this Agreement as of the Effective Date set forth above.

DIRECTOR	OMEGA HEALTHCARE INVESTORS, INC.

By:

[Signature]	Title:

TERMS AND CONDITIONS TO THE

RE-DEFERRAL AGREEMENT FOR DEFERRED STOCK

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

_____________________________ PLAN

1.           Payment for Stock Units. The Company shall deliver a share certificate representing the number of Shares attributable to the Stock Units (and the amount of the Deferred Dividend Equivalents, if applicable) to the Director within sixty (60) days following the date(s) specified in paragraph F.

2.           Unforeseeable Emergency. In the event of an Unforeseeable Emergency, the Director may terminate the Deferral Period but only to the extent of the number of Shares necessary to meet the emergency (which may include amounts necessary to pay Federal, state, local, or foreign taxes or penalties reasonably anticipated to result from the distribution), and only to the extent that the hardship is not or cannot be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Director’s assets to the extent such liquidation would not itself cause severe financial hardship, or by cessation of future deferrals.

3.           Restrictions on Transfer of Stock Units and Shares.  Except for the transfer by bequest or inheritance, the Director shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to any Stock Units or Shares until issued.  Any such disposition not made in accordance with this Agreement shall be deemed null and void.  Any permitted transferee under this Section shall be bound by the terms of this Agreement.

4.           Legend on Stock Certificates.  If certificates evidencing the Shares are issued, the certificates shall have noted conspicuously any legends required when applicable securities laws are otherwise determined by the Company to be appropriate, such as:

TRANSFER IS RESTRICTED

1

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

5.             Change in Capitalization.

(a)           The number and kind of Shares shall be proportionately adjusted for any nonreciprocal transaction between the Company and holders of capital stock of the Company that causes the per share value of the Shares underlying the Stock Units to change, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, non-recurring cash dividend (each, an “Equity Restructuring”).

(b)           In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or other reorganization of the Company, that in each case is not an Equity Restructuring, the Committee shall take such action and make such adjustments with respect to the Shares or the terms of this Agreement as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Agreement, or substituting cash, other securities, or other property to replace the award payable under the Agreement, or terminating the Agreement in exchange for the cash value (as determined by the Committee) of the Shares (and the Deferred Dividend Equivalents, if applicable).

(c)           Notwithstanding the foregoing or any other provisions of this Agreement, if a Change in Control of the type described in Section 15(a)(i) occurs and if the Director has not elected to end the Deferral Period as of the date of the Change in Control, the Company shall pay the Deferred Dividend Equivalents, if applicable, to the Director within ninety (90) days following the date of the Change in Control subject to the requirements of paragraph F and Treas. Reg. Section 1.409A-2(b), and shall pay the same amount of consideration per Share attributable to the Stock Units as is paid to each holder of a share of Common Stock in connection with the Change in Control and on the same schedule and under the same terms and conditions, provided that payment must be completed within five (5) years after the Change in Control.

2

(d)           All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Director. Any action taken by the Committee need not treat all recipients of awards under the Plan or the Deferred Stock Plan equally.

(e)           The existence of the Plan, the Deferred Stock Plan, and this Agreement shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

6.           Governing Laws.  This Agreement shall be construed, administered and enforced according to the laws of the State of Maryland; provided, however, no Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Director resides, and/or any other applicable securities laws.

7.           Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

8.           Notice.  Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed party at the last known address of the party.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

9.           Severability.  In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

3

10.           Entire Agreement.  This Agreement is subject to the terms and conditions of the Plan and the Deferred Stock Plan, and in the event of a conflict, such plans shall control.  Subject to the terms and conditions of the Plan and the Deferred Stock Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter.

11.           Interpretation.  Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.  This Agreement is intended to comply with Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A.”)  Therefore, all provisions of this Agreement shall be interpreted consistently with this intent.  To that end, all provisions of this Agreement shall be subject to the requirements of Section 409A, and to the extent permissible under Section 409A, any provisions that are inconsistent with such requirements shall be deemed to be excised and inoperable.

12.           Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

13.           No Right to Continued Retention.  Neither the establishment of the Plan, nor the Deferred Stock Plan, nor this Agreement, shall be construed as giving Director the right to continued service with the Company or an Affiliate.

14.           Termination of Agreement.  The Company reserves the right to accelerate the time of payment under this Agreement pursuant to a termination and liquidation of the award under this Agreement, to the extent permitted under Treas. Reg. Section 1.409A-3, notwithstanding any election made by the Director or any other provisions of this Agreement.

4

15.           Definitions.  Capitalized terms used, but not defined, in this Agreement shall be given the meaning ascribed to them in the Deferred Stock Plan, or if not defined there in the Plan.  When used in this Agreement, the following terms have the meanings set forth below:

(e)	“Change in Control” means:

(iv)	“A change in the ownership of the corporation,”

(v)	“A change in the effective control of the corporation,” or

(vi)	“A change in the ownership of a substantial portion of the assets of the corporation,”

in each case within the meaning of Treas. Reg. Section 1.409A-3; provided, however, that for purposes of determining a “substantial portion of the assets of the corporation” “eighty-five percent (85%)” shall be used instead of “forty percent (40%).”  For purposes of this subsection (a), the “corporation” refers to the Company.  Notwithstanding the foregoing, in the event of a merger, consolidation, reorganization, share exchange or other transaction as to which the holders of the capital stock of the Company before the transaction continue after the transaction to hold, directly or indirectly, shares of capital stock of the Company  (or other surviving company) representing more than fifty percent (50%) of the value or ordinary voting power to elect directors of the capital stock of the Company (or other surviving company), such transaction shall not constitute a Change in Control.

(f)	“Disability” means any condition that would constitute a “disability” under the Deferred Stock Plan.

(g)	“Separation from Service” means a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1.

(h)	“Unforeseeable Emergency” means an “unforeseeable emergency” within the meaning of Treas. Reg. Section 1.409A-3.

5

FOR DIRECTOR ANNUAL

GRANTS SUBJECT TO VESTING

RE-DEFERRAL AGREEMENT FOR DEFERRED RESTRICTED STOCK

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

____________________________ PLAN

 THIS AGREEMENT (this “Agreement”) is made as of _________________, 20____ (the “Effective Date”), by Omega Healthcare Investors, Inc. (the “Company”) and ____________________________________ (the “Director”).

This Agreement includes the Terms and Conditions, which are part of this Agreement.

A.
Effect of Agreement:  This Agreement relates to the annual grants of Stock to the Director scheduled to be made for the years 20____ through 20__ (specify years) and that were previously deferred by the Director pursuant to a Deferred Restricted Stock Agreement dated _________________, 20____ (the “Original Deferral Agreement”).

If the Director wishes to revoke or modify this election, he must submit a written election to do so to the Company’s Chief Financial Officer at least twelve (12) months before the last permissible date for making an additional deferral election pursuant to this Agreement (see paragraph F) , and unless revoked or modified by that date, the election shall become irrevocable at that date.

B.	“Plan”: (under which the “Shares” (as defined below) will be issued) Omega Healthcare Investors, Inc.________________ Plan.

C.	“Deferred Stock Plan”: Omega Healthcare Investors, Inc. Deferred Stock Plan, to which this Agreement is also subject.

1

D.	“Stock Units”: This Agreement relates to the annual grants of Stock to the Director as specified in paragraph A above.

In lieu of receiving such annual Stock grants, the Director was credited on each annual date that the annual Stock grant would otherwise have been made with a number of Stock Units that is equal to the number of Shares that would otherwise have been granted to the Director as of such annual date (the “Applicable Annual Grant Date”).  The number of Stock Units was previously and will continue to be increased by the number of Stock Units attributable to the Converted Dividend Equivalents if the Director previously elected.  Each Stock Unit represents the Company’s unsecured obligation to issue one share of Stock and the related Deferred Dividend Equivalents or Current Dividend Equivalents (if the Director previously elected).  The shares of Stock represented by the Stock Units shall be referred to as the “Shares.”

E.
“Dividend Equivalents”:  Each Stock Unit shall accrue an amount equal to the dividends per share payable on Common Stock to shareholders of record on or after the Applicable Annual Grant Date and through the day before the date the Shares are issued (or until the Stock Units are forfeited, if earlier).

Please check which form you previously elected for the Dividend Equivalents to be paid pursuant to the Original Deferral Agreement (either paragraph 1, 2 or 3 below). You cannot now change your election:

1.	[ ]
“Converted Dividend Equivalents”:  The Dividend Equivalents will be converted into a number of Vested Stock Units equal to the amount of the Dividend Equivalents that are accrued as of the dividend payment date, divided by the closing price per share of Stock on the dividend payment date.  Such Vested Stock Units shall also accrue future Dividend Equivalents that shall be converted into Vested Stock Units in accordance with the preceding formula.  The Stock Units under this paragraph shall be paid on the date the Shares are payable to the Director; or

(2)

2.	[ ]
“Deferred Dividend Equivalents”:  The Dividend Equivalents shall be paid to the Director, with interest accrued on a quarterly basis at a rate equal to the Company’s average borrowing rate for the preceding calendar quarter, as determined in the sole discretion of the Committee, on the date the Shares are payable to the Director; or

3.	[ ]	“Current Dividend Equivalents”: The Dividend Equivalents shall be paid to the Director on the same date that the dividends per share are paid to shareholders.

F.
“Deferral Period”:  The Director is now electing to defer receipt of the Vested Shares (and Converted Dividend Equivalents or Deferred Dividend Equivalents if paragraph E.1. or E.2. was elected) until the dates or events set forth below:

You must complete either paragraph 1 or 2 below, but you may complete other paragraphs as well.

1.	If you complete this paragraph 1, you must complete A or B below:

A.	[ ]	in one lump sum in the month of ___________, 20___ (specify month and year); or

B.	[ ]
in annual ratable installments over __ calendar years (specify number of calendar years) with the first payment being made in the month of ___________, 20___ (specify month and year) and each subsequent payment being made in the month of _________ (specify month) of each calendar year thereafter.

(3)

2.	If you complete this paragraph 2, you must check A or B below, but not both:

A.           [ ]           upon the Director’s Separation from Service; or

B.	[ ]	in the month of _____________ (specify month) of the __________ (specify number, first, second, etc.) calendar year following the calendar year of the Director’s Separation from Service.

The balance in paragraph 2A or 2B will be paid (check (i) or (ii) but not both):

(i)	[ ]	in one lump sum; or

(ii)	[ ]
in annual ratable installments over __ calendar years (specify number of calendar years), with each payment after the first payment being made in the month of ____________ (specify month) of each calendar year.

3.	[ ]	the earlier of paragraph 1 or 2 above

4.	[ ]	the later of paragraph 1 or 2 above.

5.	[ ]
If a Change in Control occurs before the date payment is required to be made pursuant to the elections above, payment shall be made in one lump sum upon the Change in Control (subject to five (5) year additional deferral period described below).

6.	[ ]	If the Director becomes subject to a Disability before the date payment is required to be made pursuant to the elections above, payment shall be made in one lump sum upon the Disability.

(4)

 The Director’s election made above in paragraph F to change the timing of payment that the Director previously elected in the Original Deferral Agreement is subject to the following conditions:

(iv)	the election shall not take effect until twelve (12) months after the date the written election is submitted to the Company;

(v)
in the case of an election related to a payment date or event other than Disability, the election must defer payment for at least five (5) years from the date such payment would otherwise have been made (i.e., date of lump sum or first installment payment) pursuant to the Original Deferral Agreement, and the election shall be construed and given effect in such manner to require such minimum additional deferral period; and

(vi)
in the case of a payment at a specified date, the election must be submitted at least twelve (12) months before the date payment (i.e., lump sum or first installment payment) was previously scheduled to be made.

 Further, once this Agreement becomes irrevocable, the Director may elect to change the timing of payment specified above in paragraph F only under the following conditions:

(vii)	the election shall not take effect until twelve (12) months after the date the written election is submitted to the Company;

(viii)
in the case of an election related to a payment date or event other than Disability, the election must defer payment for at least five (5) years from the date payment would otherwise have been made (i.e., date of lump sum or first installment payment); and

(ix)
in the case of a payment at a specified date, the election must be submitted at least twelve (12) months before the date payment (i.e., lump sum or first installment payment) was previously scheduled to be made.

(5)

 Notwithstanding the foregoing, the Vested Shares (and Converted Dividend Equivalents or Deferred Dividend Equivalents if paragraph E.1. or E.2. was elected) shall be payable upon the Director’s death.

G.
“Vesting Schedule”: Except as provided in paragraph E.1., the Stock Units and Shares shall vest according to the Vesting Schedule attached hereto as Exhibit 1 (the “Vesting Schedule”).  The Stock Units and Shares which have become vested are herein referred to as the “Vested Stock Units” and “Vested Shares,” respectively.

IN WITNESS WHEREOF, the Company and the Director have executed this Agreement as of the Effective Date set forth above.

DIRECTOR	OMEGA HEALTHCARE INVESTORS, INC.

By:

[Signature]	Title:

(6)

TERMS AND CONDITIONS TO THE

RE-DEFERRAL AGREEMENT FOR DEFERRED RESTRICTED STOCK

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

_____________________________________ PLAN

1.           Payment for Vested Stock Units. The Company shall deliver a share certificate representing the number of Shares attributable to the Vested Stock Units (and the amount of the Deferred Dividend Equivalents, if applicable) to the Director within sixty (60) days following the date(s) specified in paragraph F.

2.           Unforeseeable Emergency. In the event of an Unforeseeable Emergency, the Director may terminate the Deferral Period but only to the extent of the number of Vested Shares (and Deferred Dividend Equivalents, if applicable) necessary to meet the emergency (which may include amounts necessary to pay Federal, state, local, or foreign taxes or penalties reasonably anticipated to result from the distribution), and only to the extent that the hardship is not or cannot be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Director’s assets to the extent such liquidation would not itself cause severe financial hardship, or by cessation of future deferrals.

3.           Restrictions on Transfer of Stock Units and Shares.  Except for the transfer by bequest or inheritance, the Director shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to any Stock Units or Shares until issued.  Any such disposition not made in accordance with this Agreement shall be deemed null and void.  Any permitted transferee under this Section shall be bound by the terms of this Agreement.

4.           Legend on Stock Certificates.  Certificates evidencing the Shares shall have noted conspicuously on the certificates any legends required when applicable securities laws are otherwise determined by the Company to be appropriate, such as:

TRANSFER IS RESTRICTED

1

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

5.             Change in Capitalization.

(a)           The number and kind of Shares shall be proportionately adjusted for any nonreciprocal transaction between the Company and holders of capital stock of the Company that causes the per share value of the Shares underlying the Restricted Units to change, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, non-recurring cash dividend (each, an “Equity Restructuring”).

(b)           In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or other reorganization of the Company, that in each case is not an Equity Restructuring, the Committee shall take such action and make such adjustments with respect to the Shares or the terms of this Agreement as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Agreement, or substituting cash, other securities, or other property to replace the award payable under the Agreement, or terminating the Agreement in exchange for the cash value (as determined by the Committee) of the Shares (and the Deferred Dividend Equivalents, if applicable).

(c)           Notwithstanding the foregoing or any other provisions of this Agreement, if a Change in Control of the type described in Section 15(a)(i) occurs and if the Director has not elected to end the Deferral Period as of the date of the Change in Control, the Company shall pay the Deferred Dividend Equivalents, if applicable, to the Director within ninety (90) days following the date of the Change in Control subject to the requirements of paragraph F and Treas. Reg. Section 1.409A-2(b), and shall pay the same amount of consideration per Share attributable to the Stock Units as is paid to each holder of a share of Common Stock in connection with the Change in Control and on the same schedule and under the same terms and conditions, provided that payment must be completed within five (5) years after the Change in Control.

2

(d)           All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Director. Any action taken by the Committee need not treat all recipients of awards under the Plan or the Deferred Stock Plan equally.

(e)           The existence of the Plan, the Deferred Stock Plan, and this Agreement shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

6.            Governing Laws.  This Agreement shall be construed, administered and enforced according to the laws of the State of Maryland; provided, however, no Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Director resides, and/or any other applicable securities laws.

7.             Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

8.            Notice.  Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed party at the last known address of the party.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

9.            Severability.  In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

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10.           Entire Agreement.  This Agreement is subject to the terms and conditions of the Plan and the Deferred Stock Plan, and in the event of a conflict, such plans shall control.  Subject to the terms and conditions of the Plan and the Deferred Stock Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter.

11.           Interpretation.  Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.  This Agreement is intended to comply with Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A.”)  Therefore, all provisions of this Agreement shall be interpreted consistently with this intent.  To that end, all provisions of this Agreement shall be subject to the requirements of Section 409A, and to the extent permissible under Section 409A, any provisions that are inconsistent with such requirements shall be deemed to be excised and inoperable.

12.           Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

13.           No Right to Continued Retention.  Neither the establishment of the Plan, nor the Deferred Stock Plan, nor this Agreement shall be construed as giving Director the right to continued service with the Company or an Affiliate.

14.           Termination of Agreement.  The Company reserves the right to accelerate the time of payment under this Agreement pursuant to a termination and liquidation of the award under this Agreement, to the extent permitted under Treas. Reg. Section 1.409A-3, notwithstanding any election made by the Director or any other provisions of this Agreement.

4

15.           Definitions.  Capitalized terms used, but not defined, in this Agreement shall be given the meaning ascribed to them in the Deferred Stock Plan, or if not defined there in the Plan.  When used in this Agreement, the following terms have the meanings set forth below:

(i)	“Change in Control” means:

(vii)	“A change in the ownership of the corporation,”

(viii)	“A change in the effective control of the corporation,” or

(ix)	“A change in the ownership of a substantial portion of the assets of the corporation,”

in each case within the meaning of Treas. Reg. Section 1.409A-3; provided, however, that for purposes of determining a “substantial portion of the assets of the corporation” “eighty-five percent (85%)” shall be used instead of “forty percent (40%).”  For purposes of this subsection (a), the “corporation” refers to the Company.  Notwithstanding the foregoing, in the event of a merger, consolidation, reorganization, share exchange or other transaction as to which the holders of the capital stock of the Company before the transaction continue after the transaction to hold, directly or indirectly, shares of capital stock of the Company  (or other surviving company) representing more than fifty percent (50%) of the value or ordinary voting power to elect directors of the capital stock of the Company (or other surviving company), such transaction shall not constitute a Change in Control.

(j)	“Disability” means any condition that would constitute a “disability” under the Deferred Stock Plan.

(k)	“Separation from Service” means a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1.

(l)	“Unforeseeable Emergency” means an “unforeseeable emergency” within the meaning of Treas. Reg. Section 1.409A-3.

5

Exhibit 1 to Deferred Restricted Stock Agreement
Vesting Schedule

The Stock Units and the Shares shall become vested as follows:

Percentage	Vesting Date

33-1/3%	First anniversary of the Grant Date

66-2/3%	Second anniversary of the Grant Date

100%	Third anniversary of the Grant Date

For purposes of the above schedule, Stock Units and Shares shall become vested as indicated in the above schedule on each Vesting Date if the Director remains at all times a director, employee, or consultant of the Company or an Affiliate from the Grant Date to such Vesting Date.  Stock Units and Shares which are not vested shall become fully vested (1) at the date the Director mandatorily retires as a director of the Company, (2) at the date that the Director ceases to be a director, employee, or consultant of the Company due to death or Disability, or (3) upon a Change in Control that occurs while the Director remains a director, employee, or consultant of the Company or an Affiliate.  The Director will be deemed to have mandatorily retired as a director of the Company only if (i) the Director reaches the mandatory retirement date under the Company’s mandatory retirement policy for directors, unless the Company’s Board of Directors waives the application of the mandatory retirement policy to the Director, and (ii) the Director ceases to be a director of the Company on such mandatory retirement date.  Notwithstanding the foregoing, Stock Units and Shares which are not vested at the time that the Director ceases to be a director, employee, or consultant of the Company or an Affiliate for any reason other than mandatory retirement as a director, death or Disability shall be forfeited to the Company.

Exhibit 1

DEFERRED STOCK AGREEMENT

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

___________________________ PLAN

THIS AGREEMENT (this “Agreement”) is made as of _________________, 20____ (the “Effective Date”), by Omega Healthcare Investors, Inc. (the “Company”) and ____________________________________ (the “Director”).

This Agreement includes the Terms and Conditions, which are part of this Agreement.

A.
Effect of Agreement:  This Agreement relates to the quarterly grants of Stock to the Director that are scheduled to be made after the Effective Date (including each future year) as of the quarterly dates set forth in paragraph D below.  Therefore, this Agreement shall constitute a standing election to defer such future quarterly Stock grants and shall remain in place until revoked or modified by the Director.

If the Director is making a deferral election within thirty (30) days after the date he first becomes eligible under the Deferred Stock Plan, he may revoke or modify this election for the current year, only if he submits a written election to do so to the Company’s Chief Financial Officer within that same thirty (30) day period and before the date the first quarterly Stock grant is deferred under this Agreement.

If the Director wishes to revoke or modify this election as to quarterly Stock grants to be made in a future year, he must submit a written election to do so to the Company’s Chief Financial Officer by December 31 of the preceding year.  (So, for example, if the Director elects in January 20__ to defer quarterly Stock grants, if he wishes to elect not to defer quarterly Stock grants in 20__, he must submit a new election by December 31, 20__.)  The only exception to the foregoing rules is that if the Director becomes subject to an Unforeseeable Emergency, he may elect to immediately revoke his election to defer future quarterly Stock grants for the current year.

B.	“Plan”: (under which the “Shares” (as defined below) will be issued) Omega Healthcare Investors, Inc. ____________________ Plan.

C.	“Deferred Stock Plan”: Omega Healthcare Investors, Inc. Deferred Stock Plan, to which this Agreement is also subject.

D.
“Stock Units”:  This Agreement relates to the quarterly grants of Stock to the Director that are scheduled to be made after the Effective Date (including each future year) as of the quarterly dates set forth below.

The Director should check all of the following quarterly Stock grants which the Director is electing to defer:

[ ]            February 15;

[ ]    May 15;

[ ]    August 15;

[ ]    November 15.

In lieu of receiving such quarterly Stock grants, the Director will be credited on each quarterly date selected above with a number of Stock Units that is equal to the number of Shares that would otherwise have been granted to the Director as of such quarterly date (the “Applicable Quarterly Grant Date”). The number of Stock Units will be increased by the number of Stock Units attributable to the Converted Dividend Equivalents if the Director elects paragraph E.1. below. Each Stock Unit represents the Company’s unsecured obligation to issue one share of Stock and the related Deferred Dividend Equivalents or Current Dividend Equivalents (if selected in paragraph E) in accordance with this Agreement. The shares of Stock represented by the Stock Units shall be referred to as the “Shares.”

E.
“Dividend Equivalents”:  Each Stock Unit shall accrue an amount equal to the dividends per share payable on Stock to shareholders of record on or after the Applicable Quarterly Grant Date and through the day before the date the Shares are issued.

You must check either paragraph 1, 2 or 3 below:

1.	[ ]
“Converted Dividend Equivalents”:  The Dividend Equivalents will be converted into a number of Stock Units equal to the amount of the Dividend Equivalents that are accrued as of the dividend payment date, divided by the closing price per share of Stock on the dividend payment date.  Such Stock Units shall also accrue future Dividend Equivalents that shall be converted into Stock Units in accordance with the preceding formula.  The Stock Units under this paragraph shall be paid on the date the Shares are payable to the Director; or

2.	[ ]
“Deferred Dividend Equivalents”:  The Dividend Equivalents shall be paid to the Director, with interest accrued on a quarterly basis at a rate equal to the Company’s average borrowing rate for the preceding calendar quarter, as determined in the sole discretion of the Committee, on the date the Shares are payable to the Director; or

3.	[ ]	“Current Dividend Equivalents”: The Dividend Equivalents shall be paid to the Director on the same date that the dividends per share are paid to shareholders.

F.
“Deferral Period”:  The Director has elected to defer receipt of the Shares (and Converted Dividend Equivalents or Deferred Dividend Equivalents if paragraph E.1. or E.2. was elected) until the dates or events set forth below:

You must complete either paragraph 1 or 2 below, but you may complete other paragraphs as well.

1.	If you complete this paragraph 1, you must complete A or B below:

A.	[ ] in one lump sum in the month of ___________, 20___ (specify month and year); or

B.
in annual ratable installments over __ calendar years (specify number of calendar years) with the first payment being made in the month of ___________, 20___ (specify month and year) and each subsequent payment being made in the month of _________ (specify month) of each calendar year thereafter.

2.	If you complete this paragraph 2, you must check A or B below, but not both:

A.	[ ]	upon the Director’s Separation from Service; or

B.	[ ]	in the month of _____________ (specify month) of the __________ (specify number, first, second, etc.) calendar year following the calendar year of the Director's Separation from Service.

The balance in paragraph 2A or 2B will be paid (check (i) or (ii) but not both):

(i)	[ ]	in one lump sum; or

(ii)	[ ]
in annual ratable installments over __ calendar years (specify number of calendar years), with each payment after the first payment being made in the month of ____________ (specify month) of each calendar year.

3.	[ ]	the earlier of paragraph 1 or 2 above.

4.	[ ]	the later of paragraph 1 or 2 above.

5.	[ ]	If a Change in Control occurs before the date payment is required to be made pursuant to the elections above, payment shall be made in one lump sum upon the Change in Control.

6.	[ ]	If the Director becomes subject to a Disability before the date payment is required to be made pursuant to the elections above, payment shall be made in one lump sum upon the Disability.

Notwithstanding the foregoing, the Shares (and Converted Dividend Equivalents or Deferred Dividend Equivalents if paragraph E.1. or E.2. was elected) shall be payable upon the Director’s death.

The Director may elect to change the timing of payment in paragraph F only under the following conditions:

(x)	the election shall not take effect until twelve (12) months after the date the written election is submitted to the Company;

(xi)
in the case of an election related to a payment date or event other than Disability, the election must defer payment for at least five (5) years from the date payment would otherwise have been made (i.e., date of lump sum or first installment payment); and

(xii)
in the case of a payment at a specified date, the election must be submitted at least twelve (12) months before the date payment (i.e., lump sum or first installment payment) was previously scheduled to be made.

IN WITNESS WHEREOF, the Company and the Director have executed this Agreement as of the Effective Date set forth above.

DIRECTOR	OMEGA HEALTHCARE INVESTORS, INC.

By:

[Signature]	Title:

TERMS AND CONDITIONS TO THE

DEFERRED STOCK AGREEMENT

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

___________________________ PLAN

1.           Payment for Stock Units. The Company shall deliver a share certificate representing the number of Shares attributable to the Stock Units (and the amount of the Deferred Dividend Equivalents, if applicable) to the Director within sixty (60) days following the date(s) specified in paragraph F.

2.           Unforeseeable Emergency. In the event of an Unforeseeable Emergency, the Director may terminate the Deferral Period but only to the extent of the number of Shares necessary to meet the emergency (which may include amounts necessary to pay Federal, state, local, or foreign taxes or penalties reasonably anticipated to result from the distribution), and only to the extent that the hardship is not or cannot be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Director’s assets to the extent such liquidation would not itself cause severe financial hardship, or by cessation of future deferrals.

3.           Restrictions on Transfer of Stock Units and Shares.  Except for the transfer by bequest or inheritance, the Director shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to any Stock Units or Shares until issued.  Any such disposition not made in accordance with this Agreement shall be deemed null and void.  Any permitted transferee under this Section shall be bound by the terms of this Agreement.

4.           Legend on Stock Certificates.  If certificates evidencing the Shares are issued, the certificates shall have noted conspicuously any legends required when applicable securities laws are otherwise determined by the Company to be appropriate, such as:

TRANSFER IS RESTRICTED

1

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

5.             Change in Capitalization.

(a)           The number and kind of Shares shall be proportionately adjusted for any nonreciprocal transaction between the Company and holders of capital stock of the Company that causes the per share value of the Shares underlying the Stock Units to change, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, non-recurring cash dividend (each, an “Equity Restructuring”).

(b)           In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or other reorganization of the Company, that in each case is not an Equity Restructuring, the Committee shall take such action and make such adjustments with respect to the Shares or the terms of this Agreement as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Agreement, or substituting cash, other securities, or other property to replace the award payable under the Agreement, or terminating the Agreement in exchange for the cash value (as determined by the Committee) of the Shares (and the Deferred Dividend Equivalents, if applicable).

(c)           Notwithstanding the foregoing or any other provisions of this Agreement, if a Change in Control of the type described in Section 15(a)(i) occurs and if the Director has not elected to end the Deferral Period as of the date of the Change in Control, the Company shall pay the Deferred Dividend Equivalents, if applicable, to the Director within ninety (90) days following the date of the Change in Control subject to the requirements of paragraph F and Treas. Reg. Section 1.409A-2(b), and shall pay the same amount of consideration per Share attributable to the Stock Units as is paid to each holder of a share of Common Stock in connection with the Change in Control and on the same schedule and under the same terms and conditions, provided that payment must be completed within five (5) years after the Change in Control.

2

(d)           All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Director. Any action taken by the Committee need not treat all recipients of awards under the Plan or the Deferred Stock Plan equally.

(e)           The existence of the Plan, the Deferred Stock Plan, and this Agreement shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

6.           Governing Laws.  This Agreement shall be construed, administered and enforced according to the laws of the State of Maryland; provided, however, no Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Director resides, and/or any other applicable securities laws.

7.           Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

8.           Notice.  Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed party at the last known address of the party.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

9.           Severability.  In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

3

10.           Entire Agreement.  This Agreement is subject to the terms and conditions of the Plan and the Deferred Stock Plan, and in the event of a conflict, such plans shall control.  Subject to the terms and conditions of the Plan and the Deferred Stock Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter.

11.           Interpretation.  Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.  This Agreement is intended to comply with Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A.”)  Therefore, all provisions of this Agreement shall be interpreted consistently with this intent.  To that end, all provisions of this Agreement shall be subject to the requirements of Section 409A, and to the extent permissible under Section 409A, any provisions that are inconsistent with such requirements shall be deemed to be excised and inoperable.

12.           Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

13.           No Right to Continued Retention.  Neither the establishment of the Plan, nor the Deferred Stock Plan, nor this Agreement, shall be construed as giving Director the right to continued service with the Company or an Affiliate.

14.           Termination of Agreement.  The Company reserves the right to accelerate the time of payment under this Agreement pursuant to a termination and liquidation of the award under this Agreement, to the extent permitted under Treas. Reg. Section 1.409A-3, notwithstanding any election made by the Director or any other provisions of this Agreement.

4

15.           Definitions.  Capitalized terms used, but not defined, in this Agreement shall be given the meaning ascribed to them in the Deferred Stock Plan, or if not defined there in the Plan.  When used in this Agreement, the following terms have the meanings set forth below:

(m)	“Change in Control” means:

(x)	“A change in the ownership of the corporation,”

(xi)	“A change in the effective control of the corporation,” or

(xii)	“A change in the ownership of a substantial portion of the assets of the corporation,”

in each case within the meaning of Treas. Reg. Section 1.409A-3; provided, however, that for purposes of determining a “substantial portion of the assets of the corporation” “eighty-five percent (85%)” shall be used instead of “forty percent (40%).”  For purposes of this subsection (a), the “corporation” refers to the Company.  Notwithstanding the foregoing, in the event of a merger, consolidation, reorganization, share exchange or other transaction as to which the holders of the capital stock of the Company before the transaction continue after the transaction to hold, directly or indirectly, shares of capital stock of the Company  (or other surviving company) representing more than fifty percent (50%) of the value or ordinary voting power to elect directors of the capital stock of the Company (or other surviving company), such transaction shall not constitute a Change in Control.

(n)	“Disability” means any condition that would constitute a “disability” under the Deferred Stock Plan.

(o)	“Separation from Service” means a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1.

(p)	“Unforeseeable Emergency” means an “unforeseeable emergency” within the meaning of Treas. Reg. Section 1.409A-3.

5

FOR DIRECTOR ANNUAL

GRANTS SUBJECT TO VESTING

DEFERRED RESTRICTED STOCK AGREEMENT

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

_________________________________ PLAN

THIS AGREEMENT (this “Agreement”) is made as of _________________, 20____ (the “Effective Date”), by Omega Healthcare Investors, Inc. (the “Company”) and ____________________________________ (the “Director”).

This Agreement includes the Terms and Conditions, which are part of this Agreement.

A.
Effect of Agreement:  This Agreement relates to the annual grants of Stock to the Director that are scheduled to be made after the Effective Date (including each future year).  Therefore, this Agreement shall constitute a standing election to defer such annual Stock grants and shall remain in place until revoked or modified by the Director.

If the Director is making a deferral election within thirty (30) days after the date he first becomes eligible under the Deferred Stock Plan, he may revoke or modify this election for the current year, only if he submits a written election to do so to the Company’s Chief Financial Officer within that same thirty (30) day period and before the date the first annual Stock grant is deferred under this Agreement.

If the Director wishes to revoke or modify this election as to annual Stock grants to be made in a future year, he must submit a written election to do so to the Company’s Chief Financial Officer by December 31 of the preceding year.  (So, for example, if the Director elects in January 20__ to defer annual Stock grants, if he wishes to elect not to defer the annual Stock grant in 20__, he must submit a new election by December 31, 20__.)

1

B.	“Plan”: (under which the “Shares” (as defined below) will be issued) Omega Healthcare Investors, Inc. _____________________ Plan.

C.	“Deferred Stock Plan”: Omega Healthcare Investors, Inc. Deferred Stock Plan, to which this Agreement is also subject.

D.	“Stock Units”: This Agreement relates to the annual grants of Stock to the Director that are scheduled to be made after the Effective Date (including each future year).

In lieu of receiving such annual Stock grants, the Director will be credited on each annual date that the annual Stock grant would otherwise have been made with a number of Stock Units that is equal to the number of Shares that would otherwise have been granted to the Director as of such annual date (the “Applicable Annual Grant Date”).  The number of Stock Units will be increased by the number of Stock Units attributable to the Converted Dividend Equivalents if the Director elects paragraph E.1. below.  Each Stock Unit represents the Company’s unsecured obligation to issue one share of Stock and the related Deferred Dividend Equivalents or Current Dividend Equivalents (if selected in paragraph E) in accordance with this Agreement.  The shares of Stock represented by the Stock Units shall be referred to as the “Shares.”

E.
“Dividend Equivalents”:  Each Stock Unit shall accrue an amount equal to the dividends per share payable on Common Stock to shareholders of record on or after the Applicable Annual Grant Date and through the day before the date the Shares are issued (or until the Stock Units are forfeited, if earlier).

(2)

You must check either paragraph 1, 2 or 3 below:

1.	[ ]
“Converted Dividend Equivalents”:  The Dividend Equivalents will be converted into a number of Vested Stock Units equal to the amount of the Dividend Equivalents that are accrued as of the dividend payment date, divided by the closing price per share of Stock on the dividend payment date.  Such Vested Stock Units shall also accrue future Dividend Equivalents that shall be converted into Vested Stock Units in accordance with the preceding formula.  The Stock Units under this paragraph shall be paid on the date the Shares are payable to the Director; or

2.	[ ]
“Deferred Dividend Equivalents”:  The Dividend Equivalents shall be paid to the Director, with interest accrued on a quarterly basis at a rate equal to the Company’s average borrowing rate for the preceding calendar quarter, as determined in the sole discretion of the Committee, on the date the Shares are payable to the Director; or

3.	[ ]	“Current Dividend Equivalents”: The Dividend Equivalents shall be paid to the Director on the same date that the dividends per share are paid to shareholders.

F.
“Deferral Period”:  The Director has elected to defer receipt of the Vested Shares (and Converted Dividend Equivalents or Deferred Dividend Equivalents if paragraph E.1. or E.2. was elected) until the dates or events set forth below:

(3)

  You must complete either paragraph 1 or 2 below, but you may complete other paragraphs as well.

1.	If you complete this paragraph 1, you must complete A or B below:

A.	[ ] in one lump sum in the month of ___________, 20___ (specify month and year); or

B.
in annual ratable installments over __ calendar years (specify number of calendar years) with the first payment being made in the month of ___________, 20___ (specify month and year) and each subsequent payment being made in the month of _________ (specify month) of each calendar year thereafter.

2.	If you complete this paragraph 2, you must check A or B below, but not both:

A.	[ ]	upon the Director’s Separation from Service; or

B.	[ ]	in the month of _____________ (specify month) of the __________ (specify number, first, second, etc.) calendar year following the calendar year of the Director's Separation from Service.

The balance in paragraph 2A or 2B will be paid (check (i) or (ii) but not both):

(i)	[ ]	in one lump sum; or

(ii)	[ ]
in annual ratable installments over __ calendar years (specify number of calendar years), with each payment after the first payment being made in the month of ____________ (specify month) of each calendar year.

3.	[ ]	the earlier of paragraph 1 or 2 above.

4.	[ ]	the later of paragraph 1 or 2 above.

5.	[ ]	If a Change in Control occurs before the date payment is required to be made pursuant to the elections above, payment shall be made in one lump sum upon the Change in Control.

(4)

6.	[ ]	If the Officer becomes subject to a Disability before the date payment is required to be made pursuant to the elections above, payment shall be made in one lump sum upon the Disability.

The Director may elect to change the timing of payment in paragraph F only under the following conditions:

(xiii)	the election shall not take effect until twelve (12) months after the date the written election is submitted to the Company;

(xiv)
in the case of an election related to a payment date or event other than Disability, the election must defer payment for at least five (5) years from the date payment would otherwise have been made (i.e., date of lump sum or first installment payment); and

(xv)
in the case of a payment at a specified date, the election must be submitted at least twelve (12) months before the date payment (i.e. lump sum or first installment payment) was previously scheduled to be made.

Notwithstanding the foregoing, the Vested Shares (and Converted Dividend Equivalents or Deferred Dividend Equivalents if paragraph E.1. or E.2. was elected) shall be payable upon the Director’s death.

G.
“Vesting Schedule”: Except as provided in paragraph E.1., the Stock Units and Shares shall vest according to the Vesting Schedule attached hereto as Exhibit 1 (the “Vesting Schedule”).  The Stock Units and Shares which have become vested are herein referred to as the “Vested Stock Units” and “Vested Shares,” respectively.

(5)

IN WITNESS WHEREOF, the Company and the Director have executed this Agreement as of the Effective Date set forth above.

DIRECTOR	OMEGA HEALTHCARE INVESTORS, INC.

By:

[Signature]	Title:

(6)

TERMS AND CONDITIONS TO THE

DEFERRED RESTRICTED STOCK AGREEMENT

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

___________________________ PLAN

1.           Payment for Vested Stock Units. The Company shall deliver a share certificate representing the number of Shares attributable to the Vested Stock Units (and the amount of the Deferred Dividend Equivalents, if applicable) to the Director within sixty (60) days following the date(s) specified in paragraph F.

2.           Unforeseeable Emergency. In the event of an Unforeseeable Emergency, the Director may terminate the Deferral Period but only to the extent of the number of Vested Shares (and Deferred Dividend Equivalents, if applicable) necessary to meet the emergency (which may include amounts necessary to pay Federal, state, local, or foreign taxes or penalties reasonably anticipated to result from the distribution), and only to the extent that the hardship is not or cannot be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Director’s assets to the extent such liquidation would not itself cause severe financial hardship, or by cessation of future deferrals.

3.           Restrictions on Transfer of Stock Units and Shares.  Except for the transfer by bequest or inheritance, the Director shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to any Stock Units or Shares until issued.  Any such disposition not made in accordance with this Agreement shall be deemed null and void.  Any permitted transferee under this Section shall be bound by the terms of this Agreement.

4.           Legend on Stock Certificates.  If certificates evidencing the Shares are issued, the certificates shall have noted conspicuously any legends required when applicable securities laws are otherwise determined by the Company to be appropriate, such as:

TRANSFER IS RESTRICTED

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THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

5.           Change in Capitalization.

(a)           The number and kind of Shares shall be proportionately adjusted for any nonreciprocal transaction between the Company and holders of capital stock of the Company that causes the per share value of the Shares underlying the Restricted Units to change, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, non-recurring cash dividend (each, an “Equity Restructuring”).

(b)           In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or other reorganization of the Company, that in each case is not an Equity Restructuring, the Committee shall take such action and make such adjustments with respect to the Shares or the terms of this Agreement as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Agreement, or substituting cash, other securities, or other property to replace the award payable under the Agreement, or terminating the Agreement in exchange for the cash value (as determined by the Committee) of the Shares (and the Deferred Dividend Equivalents, if applicable).

(c)           Notwithstanding the foregoing or any other provisions of this Agreement, if a Change in Control of the type described in Section 15(a)(i) occurs and if the Director has not elected to end the Deferral Period as of the date of the Change in Control, the Company shall pay the Deferred Dividend Equivalents, if applicable, to the Director within ninety (90) days following the date of the Change in Control subject to the requirements of paragraph F and Treas. Reg. Section 1.409A-2(b), and shall pay the same amount of consideration per Share attributable to the Stock Units as is paid to each holder of a share of Common Stock in connection with the Change in Control and on the same schedule and under the same terms and conditions, provided that payment must be completed within five (5) years after the Change in Control.

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(d)           All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Director. Any action taken by the Committee need not treat all recipients of awards under the Plan or the Deferred Stock Plan equally.

(e)           The existence of the Plan, the Deferred Stock Plan, and this Agreement shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

6.           Governing Laws.  This Agreement shall be construed, administered and enforced according to the laws of the State of Maryland; provided, however, no Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Director resides, and/or any other applicable securities laws.

7.           Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

8.           Notice.  Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed party at the last known address of the party.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

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9.           Severability.  In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

10.           Entire Agreement.  This Agreement is subject to the terms and conditions of the Plan and the Deferred Stock Plan, and in the event of a conflict, such plans shall control.  Subject to the terms and conditions of the Plan and the Deferred Stock Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter.

11.           Interpretation.  Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.  This Agreement is intended to comply with Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A.”)  Therefore, all provisions of this Agreement shall be interpreted consistently with this intent.  To that end, all provisions of this Agreement shall be subject to the requirements of Section 409A, and to the extent permissible under Section 409A, any provisions that are inconsistent with such requirements shall be deemed to be excised and inoperable.

12.           Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

13.           No Right to Continued Retention.  Neither the establishment of the Plan, nor the Deferred Stock Plan, nor this Agreement shall be construed as giving Director the right to continued service with the Company or an Affiliate.

14.           Termination of Agreement.  The Company reserves the right to accelerate the time of payment under this Agreement pursuant to a termination and liquidation of the award under this Agreement, to the extent permitted under Treas. Reg. Section 1.409A-3, notwithstanding any election made by the Director or any other provisions of this Agreement.

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15.           Definitions.  Capitalized terms used, but not defined, in this Agreement shall be given the meaning ascribed to them in the Deferred Stock Plan, or if not defined there in the Plan.  When used in this Agreement, the following terms have the meanings set forth below:

(q)	“Change in Control” means:

(xiii)	“A change in the ownership of the corporation,”

(xiv)	“A change in the effective control of the corporation,” or

(xv)	“A change in the ownership of a substantial portion of the assets of the corporation,”

in each case within the meaning of Treas. Reg. Section 1.409A-3; provided, however, that for purposes of determining a “substantial portion of the assets of the corporation” “eighty-five percent (85%)” shall be used instead of “forty percent (40%).”  For purposes of this subsection (a), the “corporation” refers to the Company.  Notwithstanding the foregoing, in the event of a merger, consolidation, reorganization, share exchange or other transaction as to which the holders of the capital stock of the Company before the transaction continue after the transaction to hold, directly or indirectly, shares of capital stock of the Company  (or other surviving company) representing more than fifty percent (50%) of the value or ordinary voting power to elect directors of the capital stock of the Company (or other surviving company), such transaction shall not constitute a Change in Control.

(r)	“Disability” means any condition that would constitute a “disability” under the Deferred Stock Plan.

(s)	“Separation from Service” means a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1.

(t)	“Unforeseeable Emergency” means an “unforeseeable emergency” within the meaning of Treas. Reg. Section 1.409A-3.

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Exhibit 1 to Deferred Restricted Stock Agreement
Vesting Schedule

The Stock Units and the Shares shall become vested as follows:

Percentage	Vesting Date

33-1/3%	First anniversary of the Grant Date

66-2/3%	Second anniversary of the Grant Date

100%	Third anniversary of the Grant Date

For purposes of the above schedule, Stock Units and Shares shall become vested as indicated in the above schedule on each Vesting Date if the Director remains at all times a director, employee, or consultant of the Company or an Affiliate from the Grant Date to such Vesting Date.  Stock Units and Shares which are not vested shall become fully vested (1) at the date the Director mandatorily retires as a director of the Company, (2) at the date that the Director ceases to be a director, employee, or consultant of the Company due to death or Disability, or (3) upon a Change in Control that occurs while the Director remains a director, employee, or consultant of the Company or an Affiliate.  The Director will be deemed to have mandatorily retired as a director of the Company only if (i) the Director reaches the mandatory retirement date under the Company’s mandatory retirement policy for directors, unless the Company’s Board of Directors waives the application of the mandatory retirement policy to the Director, and (ii) the Director ceases to be a director of the Company on such mandatory retirement date.  Notwithstanding the foregoing, Stock Units and Shares which are not vested at the time that the Director ceases to be a director, employee, or consultant of the Company or an Affiliate for any reason other than mandatory retirement as a director, death or Disability shall be forfeited to the Company.

PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT
PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.
2004 STOCK INCENTIVE PLAN

The grant pursuant to this agreement (this “Agreement”) is made as of the Grant Date, by Omega Healthcare Investors, Inc. (the “Company”) to ______________ (the “Recipient”).

Upon and subject to this Agreement (which shall include the Terms and Conditions and Exhibits appended to the execution page), the Company hereby awards as of the Grant Date to the Recipient, the opportunity to earn Vested Restricted Units (the “Restricted Unit Grant” or the “Award”).  Underlined and capitalized terms in Items A through F below shall have the meanings there ascribed to them.

A.	Grant Date: January 1, 201__.

B.	Plan (under which Restricted Unit Grant is granted): Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan.

C.
Vested Restricted Units: The Recipient shall earn a number of Vested Restricted Units determined pursuant to Exhibit 1.  Each Vested Restricted Unit represents the Company’s unsecured obligation to issue one share of the Company’s common stock (“Common Stock”) and related Dividend Equivalents (as defined below) in accordance with this Agreement.

D.
Dividends Equivalents.  Each Vested Restricted Unit shall accrue Dividend Equivalents, an amount equal to the dividends per share paid on one share of Common Stock to a shareholder of record on or after the Grant Date and until the date that the Vested Shares (as defined below) are issued.

E.
Distribution Date of Vested Shares.  Shares of Common Stock attributable to Vested Restricted Units (“Vested Shares”) shall be issued and distributed upon the earlier of the dates listed below, subject to receipt from the Recipient of the required tax withholding:

ii

a.	within ten (10) business days following December 31, 201__; or

b.	the date of a Change in Control.

Notwithstanding the foregoing, distribution shall be delayed to the extent provided in any deferral agreement between the Recipient and the Company, whether executed before or after this Agreement.

F.
Distribution Date of Dividend Equivalents.  Dividend Equivalents attributable to Vested Restricted Units shall be distributed to the Recipient on the same date as Vested Shares are distributable to the Recipient under Item E above, subject to the provisions of any deferral agreement between the Recipient and the Company, whether executed before or after this Agreement.

IN WITNESS WHEREOF, the Company has executed this Agreement to be effective as of the Grant Date set forth above.

OMEGA HEALTHCARE INVESTORS, INC.

By:

Title:

iii

TERMS AND CONDITIONS TO THE

PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT

PURSUANT TO THE OMEGA HEALTHCARE INVESTORS, INC.

2004 STOCK INCENTIVE PLAN

1.           Payment for Vested Restricted Units.  The Company shall issue in book entry form in the name of the Recipient, or issue and deliver to the Recipient a share certificate representing, the Vested Shares on the Distribution Date of Vested Shares.

2.           Dividends Equivalents.  The Company shall pay Dividend Equivalents attributable to Vested Restricted Units on the Distribution Date of Dividend Equivalents, subject to required tax withholding.

3.           Tax Withholding.

(a)           The Recipient must deliver to the Company, within ten (10) days after written notification from the Company as to the amount of the tax withholding that is due, either (i) cash, or (ii) a check payable to the Company, in the amount of all tax withholding obligations imposed on the Company as a result of the issuance of the Vested Shares, except as provided in Section 3(b).  If the Recipient does not timely satisfy payment of the tax withholding obligation, the Recipient will be deemed to have made an election to satisfy tax withholding in the manner provided in Section 3(b).

(b)           In lieu of paying the tax withholding obligation described in Section 3(a), the Recipient may elect to have the number of Vested Shares reduced by the number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock on the Distribution Date of the Vested Shares, together with cash or a check in lieu of any fractional Vested Share, is sufficient to satisfy the minimum amount of the required tax obligations imposed on the Company as a result of the issuance of the Vested Shares (the “Withholding Election”).  The Recipient may make a Withholding Election only if all of the following conditions are met:

(i)           The Withholding Election must be made within ten (10) days after the Recipient receives written notification from the Company as to the amount of the tax withholding that is due (the “Tax Notice Date”), by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of Exhibit 2 attached hereto; and

(ii)           Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election, by giving written notice to the Recipient no later than ten (10) days after the Company’s receipt of the Notice of Withholding Election, in which event the Recipient must deliver to the Company, within ten (10) days after receiving such notice, the amount of the tax withholding pursuant to Section 3(a).  If the Recipient does not timely deliver the amount of the tax withholding, the Recipient will forfeit the Vested Shares.

4.           Restrictions on Transfer.  Except for the transfer by bequest or inheritance, the Recipient shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to this Award.  Any such disposition not made in accordance with this Agreement shall be deemed null and void.  Any permitted transferee under this Section shall be bound by the terms of this Agreement.

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5.           Change in Capitalization.

(xvi)      The number and kind of shares issuable under this Agreement shall be proportionately adjusted for any non-reciprocal transaction between the Company and the holders of capital stock of the Company that causes the per share value of the shares of Common Stock subject to the Award to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, non-recurring cash dividend (each, an “Equity Restructuring”).  No fractional shares shall be issued in making such adjustment.

(xvii)     In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets, other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, in each case that does not constitute an Equity Restructuring, the Committee shall take such action to make such adjustments with respect to the shares of Common Stock issuable hereunder or the terms of this Agreement as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Award, substituting cash, other securities, or other property to replace the Award, or removing of restrictions.

(xviii)    All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Recipient. Any action taken by the Committee need not treat all recipients of awards under the Plan equally.

(xix)      The existence of the Plan and the Restricted Unit Grant shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

6.           Governing Laws.  This Award shall be construed, administered and enforced according to the laws of the State of Maryland; provided, however, no Vested Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Recipient resides, and/or any other applicable securities laws.

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7.           Successors.  This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

8.           Notice.  Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

9.           Severability.  In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

10.           Entire Agreement.  Subject to the terms and conditions of the Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter; provided, however, that certain provisions of this Agreement may be subject to a deferral agreement between the Recipient and the Company, whether executed before or after this Agreement.

11.           Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

12.           No Right to Continued Retention.  Neither the establishment of the Plan nor the Award hereunder shall be construed as giving Recipient the right to continued service with the Company or an Affiliate.

13.           Headings and Capitalized Terms.  Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.  Capitalized terms used, but not defined, in this Agreement shall be given the meaning ascribed to them in the Plan.

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14.           Definitions.  As used in this Agreement:

“Beginning Stock Price” means the volume-weighted average price per share of Common Stock for the month of December 201__ on the exchange on which Common Stock is traded.

“Below Threshold Performance” means the Company has achieved Total Shareholder Return of less than eight percent (8%).

“Cause” shall have the meaning set forth in the employment agreement then in effect between the Recipient and the Company, or, if there is none, then Cause shall mean the occurrence of any of the following events:

(a)           willful refusal by the Recipient to follow a lawful direction of the person to whom the Recipient reports or the Board of Directors of the Company (the “Board”), provided the direction is not materially inconsistent with the duties or responsibilities of the Recipient’s position with the Company, which refusal continues after the Board has again given the direction in writing;

(b)           willful misconduct or reckless disregard by the Recipient of his duties or with respect to the interest or material property of the Company;

(c)           intentional disclosure by the Recipient to an unauthorized person of Confidential Information or Trade Secrets, which causes material harm to the Company;

(d)           any act by the Recipient of fraud against, material misappropriation from or significant dishonesty to either the Company or an Affiliate, or any other party, but in the latter case only if in the reasonable opinion of at least two-thirds of the members of the Board (excluding the Recipient), such fraud, material misappropriation, or significant dishonesty could reasonably be expected to have a material adverse impact on the Company or its Affiliates; or

(e)           commission by the Recipient of a felony as reasonably determined by at least two-thirds of the members of the Board (excluding the Recipient).

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“Change in Control” means any one of the following events which occurs following the Grant Date:

(a)           the acquisition within a twelve (12) month period, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Company or any employee benefit plan of the Company or an Affiliate, or any corporation pursuant to a reorganization, merger or consolidation, of equity securities of the Company that in the aggregate represent thirty percent (30%) or more of the total voting power of the Company’s then outstanding equity securities;

(b)           the acquisition, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Company or any employee benefit plan of the Company or an Affiliate, or any corporation pursuant to a reorganization, merger or consolidation of equity securities of the Company, resulting in such person or persons holding equity securities of the Company that, together with equity securities already held by such person or persons, in the aggregate represent more than fifty percent (50%) of the total fair market value or total voting power of the Company’s then outstanding equity securities;

(c)           individuals who as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(d)           a reorganization, merger or consolidation, with respect to which persons who were the holders of equity securities of the Company immediately prior to such reorganization, merger or consolidation, immediately thereafter, own equity securities of the surviving entity representing less than fifty percent (50%) of the combined ordinary voting power of the then outstanding voting securities of the surviving entity; or

6

(e)           the acquisition within a twelve (12) month period, directly or indirectly, by any “person” or “persons” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than any corporation pursuant to a reorganization, merger or consolidation, of assets of the Company that have a total gross fair market value equal to or more than eighty-five percent (85%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred for purposes of this Award (a) unless the event also constitutes a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” within the meaning of Code Section 409A(a)(2)(v), or (b) by reason of any actions or events in which the Recipient participates in a capacity other than in his capacity as an officer, employee, or director of the Company or an Affiliate.

“Confidential Information” means data and information relating to the business of the Company or an Affiliate (which does not rise to the status of a Trade Secret) which is or has been disclosed to the Recipient or of which the Recipient became aware as a consequence of or through his relationship to the Company or an Affiliate and which has value to the Company or an Affiliate and is not generally known to its competitors.  Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Company or an Affiliate (except where such public disclosure has been made by the Recipient without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means without breach of any obligations of confidentiality owed to the Company or any of its Affiliates.

“Ending Stock Price” means the volume-weighted average price per share of Common Stock for the month of December 201__ on the exchange on which Common Stock is traded, unless a Change in Control occurs before December 31, 201__, in which case the term means the value per share determined as of the date of the Change in Control, such value to be determined by the Compensation Committee in its reasonable discretion based on the actual or implied price per share paid in the Change in Control transaction.

7

“Good Reason” shall have the meaning set forth in the employment agreement then in effect between the Recipient and the Company, or, if there is none, then Good Reason shall mean the occurrence of all of the events listed in either (a) or (b) below:

(a)           (i)           the Recipient experiences a material diminution of the Recipient’s responsibilities of his position, as reasonably modified by the person to whom the Recipient reports or the Board from time to time, such that the Recipient would no longer have responsibilities substantially equivalent to those of other executives holding equivalent positions at companies with similar revenues and market capitalization;

(ii)           the Recipient gives written notice to the Company of the facts and circumstances constituting the material diminution in responsibilities within ten (10) days following the occurrence of such material diminution;

(iii)           the Company fails to remedy the material diminution in responsibilities within ten (10) days following the Recipient’s written notice of the material diminution in responsibilities; and

(iv)           the Recipient terminates his employment and this Agreement within thirty (30) days following the Company’s failure to remedy the material diminution in responsibilities.

(b)           (i)           the Company requires the Recipient to relocate the Recipient’s primary place of employment to a new location that is more than fifty (50) miles from its current location (determined using the most direct driving route), without the Recipient’s consent;

(ii)           the Recipient gives written notice to the Company within ten (10) days following receipt of notice of relocation of his objection to the relocation;

(iii)           the Company fails to rescind the notice of relocation within ten (10) days following the Recipient’s written notice; and

(iv)           the Recipient terminates his employment within thirty (30) days following the Company’s failure to rescind the notice.

“High Performance” means the Company has achieved Total Shareholder Return of at least twelve percent (12%).

“Performance Period” means the period from and including January 1, 201__ through the earlier of December 31, 201__ or the date of a Change in Control.

“Target Performance” means the Company has achieved Total Shareholder Return of ten percent (10%).

8

“Threshold Performance” means that the Company has achieved Total Shareholder Return of eight percent (8%).

“Total Shareholder Return” means the sum of the total change in the Ending Stock Price as compared to the Beginning Stock Price, plus any dividends paid to a shareholder of record with respect to one share of Common Stock during the Performance Period.

“Trade Secrets” means information including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

9

EXHIBIT 1

A.
The number of Vested Restricted Units earned is determined as of the last day of the Performance Period pursuant to the following chart; provided that the Recipient must remain an employee, director or consultant of the Company or an Affiliate during the entire Performance Period to earn the number of Vested Restricted Units determined in the chart below.

Below Threshold Performance	*Threshold Performance	*Target Performance	*High Performance
Zero Vested Units

*
If Total Shareholder Return falls between Threshold Performance and Target Performance or between Target Performance and High Performance, the number of Vested Restricted Units shall be determined by rounding actual Total Shareholder Return to the closest 0.5% percentage points and then applying linear interpolation based on the percentage points by which Threshold Performance or Target Performance, respectively, as so adjusted, is exceeded.

B.
Notwithstanding the foregoing, if during the Performance Period and more than sixty (60) days before a Change in Control, the Recipient dies or becomes subject to a Disability while an employee, director or consultant of the Company or an Affiliate, the Recipient resigns from the Company for Good Reason, or the Company terminates the Recipient’s employment without Cause (each such event referred to as a “Qualifying Termination”), the Recipient shall earn a number of Vested Restricted Units equal to the number of Vested Restricted Units determined in the chart above as of the completion of the Performance Period, multiplied by a fraction, the numerator of which is the number of days elapsed in the Performance Period through the date of such event and the denominator of which is 365.

C.
Notwithstanding the foregoing, if a Change in Control occurs on or after the Grant Date and before December 31, 201__ and (i) while the Recipient remains an employee, director or consultant of the Company or an Affiliate, or (ii) within sixty (60) days before the Change in Control, the Recipient incurs a Qualifying Termination, the Recipient shall earn a number of Vested Restricted Units determined in the chart above based on the level of Total Shareholder Return through the date of the Change in Control relative to the level required for the full Performance Period (determined without regard to the shortening of the period as a result of the Change in Control), and shall not thereafter earn any additional Vested Restricted Units.

D.
The portion of the Restricted Unit Grant that has not become earned Vested Restricted Units as of the earlier of the last day of the Performance Period, or, except as provided in Item C above, as of the date the Recipient ceases to be an employee, director, or consultant of the Company or an Affiliate shall be forfeited.

2

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION
PURSUANT TO OMEGA HEALTHCARE INVESTORS, INC.
2004 STOCK INCENTIVE PLAN

TO:	Omega Healthcare Investors, Inc.
Attention: Chief Financial Officer

FROM:

RE:                      Withholding Election

This election relates to the Restricted Unit Grant identified in Paragraph 3 below.  I hereby certify that:

(1)         My correct name and social security number and my current address are set forth at the end of this document.

(2)          I am (check one, whichever is applicable).

[ ]           the original recipient of the Restricted Unit Grant.

[ ]	the legal representative of the estate of the original recipient of the Restricted Unit Grant.

[ ]	a legatee of the original recipient of the Restricted Unit Grant.

[ ]	the legal guardian of the original recipient of the Restricted Unit Grant.

(3)          The Restricted Unit Grant pursuant to which this election relates was issued with a Grant Date of __________________ under the Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan (the “Plan”) in the name of ___________________.  This election relates to ______ shares of Common Stock issuable pursuant to the Restricted Unit Grant.

Exhibit 2

(4)           I hereby elect to have certain of the shares of Common Stock withheld by the Company for the purpose of having the value of the shares applied to pay federal, state and local, if any, taxes arising from the exercise.

The fair market value of the shares of Common Stock to be withheld in addition to $_________ in cash to be tendered to the Company by the recipient of the Restricted Unit Grant shall be equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

(5)           This Withholding Election is made no later than ten (10) days after the Tax Notice Date and is otherwise timely made pursuant to the Plan.

(6)           I further understand that, if this Withholding Election is not disapproved by the Committee, the Company shall withhold from the Common Stock issuable to me a whole number of shares of Common Stock having the value specified in Paragraph 4 above.

(7)           The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met.  Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Exhibit 2

Dated:

Signature:

Name (Printed)

Street Address

City, State, Zip Code

Exhibit 2